UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Agreement.

Amendment to Promissory Note and Related Security Agreements

On June 11, 2015, the Company and certain of its subsidiaries amended their Promissory Note and related security agreements with Gill Family Capital Management, Inc. by increasing the principal amount from $4,000,000 to $5,500,000. The Company received the additional $1,500,000 in proceeds from the amended Promissory Note on the same date. The entry into the original Promissory Note and the related agreements were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2015. The original Promissory Note dated March 12, 2015 was also filed as an exhibit to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2015.

All other terms of the original Promissory Note remain in place.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2015	Sypris Solutions, Inc.

	By:	/s/ John R. McGeeney
John R. McGeeney
Vice President, General Counsel and Secretary

2